Exhibit 10.3

PROMISSORY NOTE

Issuance Date: March 4, 2014	$1,500,000 (USD)

For Value Received, Cachet Financial Solutions Inc., a corporation incorporated under the laws of the State of Delaware and Cachet Financial Solutions Inc., a corporation incorporated under the laws of the State of Minnesota, both having an address for notice purposes at 18671 Lake Drive East, Chanhassen, MN 55317 (each referred to herein individually as a “Borrower” and collectively as the “Borrowers”), hereby jointly and severally promise to pay to the order of Michael J. Hanson, an individual resident of Minnesota, or his successors or assigns (as applicable, the “Holder”), the principal amount of $1,500,000 (USD), or such lesser amount as shall have been actually advanced pursuant to that certain Loan and Security Agreement by and between Borrowers and Holder dated of even date herewith (the “Loan and Security Agreement”), in accordance with the terms hereof and the Loan and Security Agreement.  This Promissory Note is hereinafter referred to as the “Note.”  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan and Security Agreement.

1.             INTEREST AND PAYMENTS

(a)           Interest.  Interest will accrue on the outstanding principal balance of this Note and be payable all in accordance with the Loan and Security Agreement.

(b)           Term and Payment; Application.  The principal amount of this Note, together with all accrued but unpaid interest and any other sums owed hereunder, shall be due and payable at the close of business on the Termination Date, as provided in the Loan and Security Agreement.

(c)           Prepayment.  Borrowers may at their option prepay all principal and interest owed under this Note, in whole or in part, at any time and from time to time, at a redemption price equal to the sum of (i) 100% of the then-outstanding principal amount of this Note, plus (ii) all then accrued but unpaid interest under this Note, plus (iii) the sum of all remaining scheduled payments of interest under this Note through the Maturity Date.  The Company shall exercise its prepayment right by delivering written notice to the Holder at least 20 Business Days in advance of the date of prepayment and specifying in such notice the date on which the Note will be so prepaid.  Notwithstanding any prepayment of the Note, Cachet-Delaware shall nonetheless issue to Holder all shares of common stock of Cachet-Delaware to be issued pursuant to Section 1.5(a) of the Loan and Security Agreement.

2.             DEFAULTS AND REMEDIES

An Event of Default shall occur when and as provided in the Loan and Security Agreement and, upon any such Default, the Holder shall have the remedies described in the Loan and Security Agreement.

3.             LOAN DOCUMENTS

This Note is secured by the Loan and Security Agreement and the other Loan Documents.  All of the terms, covenants and conditions contained in the Loan and Security Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.  In the event of a conflict or inconsistency between the terms of this Note and the Loan and Security Agreement, the terms and provisions of the Loan and Security Agreement shall govern.

4.             SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrowers and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrowers to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrowers to Lender, or if there is no such indebtedness, shall immediately be returned to Borrowers.

5.             NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrowers or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

6.             AMENDMENT  AND  WAIVER

The  provisions  of  this  Note  may  not  be  modified, amended or waived, and Borrowers may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Holder.

Borrowers and all others who may become liable for the payment of all or any part of the debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind.  No release of any security for the debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrowers or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents.  No notice to or demand on Borrowers shall be deemed to be a waiver of the obligation of Borrowers or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents.  If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.  Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan and Security Agreement or any other Loan Document.

7.             TRANSFER

Upon the transfer of this Note, Borrowers hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

8.             BORROWERS’ WAIVER OF NOTICE

To the extent permitted by law, Borrowers hereby waive demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

9.             GOVERNING LAW

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of Minnesota, without giving effect to provisions thereof regarding conflict of laws.

10.           INDEMNITY AND EXPENSES

Borrowers hereby agree to pay and reimburse the Holder upon demand for all reasonable costs and expenses (including without limitation reasonable attorneys’ fees and expenses) that the Holder may incur in enforcing its rights under this Note (including but not limited to collection).

11.           WAIVER OF RIGHTS

No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

12.           NOTICE

Notices shall be given at the address for the Borrowers or Holder, as applicable, indicated in the Loan and Security Agreement.  Notice shall be deemed to have been given as described in the Loan and Security Agreement.

In Witness Whereof, the undersigned have caused this Promissory Note to be executed as of the date first indicated above.

CACHET FINANCIAL SOLUTIONS, INC a Delaware corporation

By:	/s/ Jeffrey Mack
Name: Jeffrey Mack
Title: Chief Executive Officer

CACHET FINANCIAL SOLUTIONS INC., a Minnesota corporation

By:	/s/ Jeffrey Mack
Name: Jeffrey Mack
Title: Chief Executive Officer